CSFB 05-1

Group 8

Pay rules

1.

Concurrently:

a.

49.9999025036819% Pay to the 8PT1 until retired.

b.

50.0000974963181% as follows:

i.

Pay according to the aggregate PAC1 schedule as follows:

1.

Pay to the 8P1 until retired.

ii.

Concurrentlly:

1.

7.9447322970639% Pay to the 8S1 until retired.

2.

92.0552677029361% as follows:

a.

84.3652282676673% Pay to the 8S3 until retired.

b.

15.6347717323327% as follows:

i.

14.2857142857143% Pay to the 8S2 until retired.

ii.

85.7142857142857% Pay, pro-rata to the 1A17, 1A18 and the 8S5 until retired.

iii

Pay to the 8S4 until retired.

iv.

Pay disregarding the aggregate PAC1 schedule as follows:

3.

Pay to the 8P1 until retired.

Notes

Pxing Speed = 300 PSA

PAC1 Bands  = 125 – 350 PSA

Settlement = 1/31/05